Exhibit 10.4.2

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Amendment No. 1 to the Manufacturing Agreement

Between
The American National Red Cross, Penn-Jersey Region (“ARC”),
and
Macrocure Ltd. (“Macrocure”)

WHEREAS, ARC and Macrocure entered into the Non Clinical and Clinical Manufacturing Agreement, dated July 11, 2010 (the “Manufacturing Agreement”); and

WHEREAS, the Parties seek to amend the Manufacturing Agreement as of the date last signed below (Amendment Effective Date);

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, the parties agree to amend the Manufacturing Agreement as follows:

1.	ARTICLE 4 SERVICES

Section 4.2 Scope is amended to add the following as a new last sentence:

“For activities requested by Macrocure that fall outside of the Services contracted for herein, ARC shall provide a Statement of Work and cost proposal to Macrocure. Upon mutual written consent the Parties will amend the Agreement to include the new Scope of Work and Fees or negotiate a separate agreement if necessary.”

2.	ARTICLE 6 TRAINING/STEERING COMMITTEE AND PIP

Article 6 is amended to add a new Subsection 6.4 as follows:

6.4 Additional Staff. The Parties will discuss requests that require additional staff services and additional compensation.

3.	ARTICLE 8 COMPENSATION AND PERIODS

(a)	Section 8.1 shall be amended by adding the following as a new second sentence:

“Beginning April 10, 2015 all Fees and prices shall increase on April 9th of the contract year at a rate that is in accordance with CPl.”

(b)	Section 8.4 of the Manufacturing Agreement shall be amended so that following the execution of this Amendment the word “thirty” in the third sentence which begins with “Subsequent Payments” and ends with “covered under such payments”, shall be replaced with the word “sixty”.

4.	ARTICLE 12 INDEMNIFICATION AND INSURANCE

Section 12.1(a) of the Manufacturing Agreement shall be amended so that the word “Macrocure” shall be replaced with “ARC”.

5.	ARTICLE 13 TERM AND TERMINATION

(a)	Section 13.1 is amended and the Parties agree to extend the Term of the Manufacturing Agreement by adding a 2nd Renewal Term to the Agreement of July 11, 2014 through April 25, 2017.

(b)	Section 13.1 is amended by adding the following as a new second to the last sentence of the Section: “Either Party shall notify the other the Party of its desire to renew this Agreement at least nine (9) months before the end of a Renewal Term. If a renewal of the Agreement is mutually desired, the Parties will negotiate to amend the Agreement and if successful, execute an appropriate amendment.”

6.	EXHIBIT 1, Section 2. Monthly Fixed Payment

The second bullet point in the Section which reads as follows, “The Monthly Fixed Payment shall be ***** per month for the Renewal Term.” is replaced and superseded by the following :

•	As of the Amendment Effective Date, the Monthly Fixed Payment shall be ***** per month.

Except as to the terms amended by this Amendment, all other terms and conditions of the Manufacturing Agreement, including all amendments, attachments, and addenda thereto are declared by the parties to be in full force and effect, and, except as otherwise provided in this Amendment, all defined terms used in this Amendment shall have the meanings set forth for such terms in this Amendment. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Manufacturing Agreement.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year written below.

MACROCURE LTD.		The American National Red Cross Penn-Jersey Region
SIGNATURE:	/s/ David Ben-Ami	SIGNATURE:	/s/ Robert Kessler
NAME:	David Ben-Ami	NAME:	Robert Kessler
TITLE:	Chairman	TITLE:	CEO
DATE:	April 17th, 2014	DATE:	4/23/14
ADDRESS:		ADDRESS:
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